Galvan Ranch Gas Wells
Webb County, Texas

ASSIGNMENT AND BILL OF SALE

STAR ENERGY CORPORATION, 245 Park Avenue, 24th and 20th Floors, New York, New York 10167 (herein Assignor), for sufficient consideration, the receipt of which is hereby acknowledged, does hereby assign, transfer, sell and convey unto:

Ruairidh Campbell
1403 East 900 South
Salt Lake City, Utah 84105

(herein Assignee), all of Assignor's right title and interest in a 15% working interest (12% net revenue interest) in and to the oil and gas wells located on the leases described on Exhibit "A", attached hereto and made a part hereof, including the oil and gas equipment, balanced gas and wellbores now owned by Assignor under the lands located thereon.

This assignment is made without representation or warranty of any kind, expressed or implied, including but not limited to, warranties of title, the warranty of merchantability or the warranty of fitness for a particular purpose.

Assignee has inspected the wells and equipment attached hereto and accepts the wellbores, assigned herein, in their present condition. Assignee agrees to plug and abandon the wells assigned herein. After the effective date Assignee agrees to protect and defend Assignor from all claims for damages, liability, including but not limited to the plugging and abandonment of the wells herein assigned.

To have and to hold unto Assignee, it's heirs, successors and assigns forever.

This instrument is executed and effective for all purposes as of October 3, 2006.

Assignor

Star Energy Corporation

Marcus Segel, Chief Executive Officer

Assignee

Ruairidh Campbell

/s/ Ruairidh Campbell

Ruairidh Campbell

State of ____________)
) Ss.
County of __________)

This instrument was sworn and acknowledged before me this __ day of October, 2006 by Marcus Segal in his authority.

see attached
KMS

(seal)

____
My Commission Expires

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____
Notary Public

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State of Texas)
) Ss.
County of Travis)

This instrument was sworn and acknowledged before me this __ day of October, 2006 by Ruairidh Campbell in his authority.

(seal)

____
My Commission Expires

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____
Notary Public

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EXHIBIT "A"

5 parcels of land, totaling 440 acres, set forth on the attached plat, and further described as follows:

40 acres surrounding the General Crude Ed Rachel GC (1A) #1 well.
API #42-47931026 RRC #63437
40 acres surrounding the Lewis Petro. Prop. Ed. Rachal GC (3A) #1 well
API #42-47931344 RCC #70319
40 acres surrounding the General Crude Ed Rachal GC (2) #1 well
API #42-47931015 RRC #64146
160 acres surrounding the Lewis Petro. Prop. Rachal #2 well
API #42-47935922 RRC #47600
160 acres surrounding the Lewis Petro. Prop. Rachal #6 well
API#42-47936009 RRC #150374

JURAT

State of California

County of San Mateo

Subscribed and sworn to (or affirmed) before me on

this 3rd day of October ,20 06 ,

by Marcus Segal

personally known to me or ~~proved to me on the basis of satisfactory evidence to be the person~~(s) who appeared before me.

KRISTEN M. SWORDS
Commission # 1587064
Notary Public - California
San Mateo County
My Comm. Expires Jun 12, 2009

(seal)

Signature Kristen M Swords